                    AMENDMENT TO FIRST AMENDED AND RESTATED
                     TRUST AGREEMENT OF NAFCO FUNDING TRUST


         AMENDMENT (this "Amendment") dated as of November 21, 1995 to the First Amended and Restated Trust Agreement of NAFCO Funding Trust dated as of December 8, 1994 (the "Trust Agreement") among NATIONAL AUTO FINANCE COMPANY L.P. ("Depositor"), THE CHASE MANHATTAN BANK (USA) ("Owner Trustee") and Gary Shapiro, Edgar Otto and Andrew Stidd (collectively, the "Co-Trustees").


                                    RECITALS

         1. The Depositor intends to sell and National Financial Auto Funding Trust (formerly known as NAFCO Funding Trust) ("Funding Trust") intends to purchase certain contracts (the "Contract Assets") pursuant to a Purchase and Contribution Agreement (the "Purchase and Contribution Agreement") dated as of October 1, 1995 between the Depositor and Funding Trust.

         2. The Depositor, the Owner Trustee and the Co-Trustees have agreed to further amend the Trust Agreement as set forth below to provide for the sale of the Contract Assets to Funding Trust, to ratify the name National Financial Auto Funding Trust and to make certain other amendments as follows.

         3. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Purchase and Contribution Agreement.

                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the Depositor, the Owner Trustee and the Co-Trustees hereby amend the Trust Agreement as follows:

         1.       The definition section is hereby amended as follows:

                  (a) by deleting the definition of "Closing Date" and substituting the following therefore:

                           "Closing Date" means December 8, 1994 or November 21, 1995, as applicable with respect to the related Purchase Agreement.

                  (b) by deleting the definition of "Pooling and Administration Agreement" and substituting the following therefore:

                           "Pooling and Administration Agreement" means, collectively, the (i) Pooling and Administration Agreement, dated as of December 8, 1994 by and among the Trust, as transferor, the Depositor, as Administrator, and Bankers Trust Company, as Trustee, as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms thereof and (ii) Pooling and Servicing Agreement, dated as of October 1, 1995 by and among the Trust, as transferor the Depositor, as master servicer and Harris Trust and Savings Bank, as trustee, as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms thereof.

                  (c) by deleting the definition of "Purchase Agreement" and substituting the following therefore:

                           "Purchase Agreement" means, collectively, the agreements whereby the Receivables are sold to the Trust by the Depositor, namely (i) the Receivables Purchase Agreement, dated as~of December 8, 1994, entered into between the Depositor and the Trust and
                           (ii) the Purchase and Contribution Agreement dated as of October 1, 1995 between National Auto Finance Company L.P. and the Trust.

         2. Section 2.01 is hereby amended by adding the following language after the last sentence thereof, "The name of the Trust is hereby ratified to be and shall be National Financial Auto Funding Trust".

         3. Section 8.01 is hereby amended by adding the following language immediately after the language regarding Edgar Otto:

                  Andrew Stidd              Lord Securities Corp.
                                            2 Wall Street
                                            New York, New York 10005

         4. Section 8.03(a) is hereby amended by adding the language:
";provided that, there shall be meetings not less than annually and records of minutes of such meetings shall be maintained by the Trust." to the end of such Section.

         5. Section 10.07 is hereby amended by adding the words "Financial Security Assurance Inc.", immediately following the word the "Depositor," in the second line thereof.

         6. The following Section is hereby added to the end of Article X:

                           10.13. Appointment of Secretary. Keith Stein is
                  hereby appointed as an officer of the Trust whose title shall be Secretary. The Secretary shall have responsibility for carrying out such actions of the Trust as shall have been duly authorized and consented to by the Co-Trustees.
                  The parties hereto hereby authorize the Secretary to execute on behalf of the Trust instruments and documents in furtherance of the purposes of the Trust.

         7. This Amendment amends the First Amended and Restated Trust Agreement and supersedes the First Amended and Restated Servicing Agreemnet solely with respect to the subject matter hereof.

         8. Except as the terms and provisions of the Amended and Restated Servicing Agreement shall have been amended and superseded hereby, the First Amended and Restated Trust Agreement shall remain in full force and effect.

         9. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have executed this amendment as of the date first provided above.

                                       THE CHASE MANHATTAN BANK (USA)


                                       By:
                                          ---------------------------
                                       Name:
                                       Title:


                                       NATIONAL AUTO FINANCE COMPANY, L.P.


                                       By:  NATIONAL AUTO FINANCE CORPORATION,
                                            its general partner


                                       By:
                                          ---------------------------
                                       Name:
                                       Title:

                                       CO-TRUSTEE


                                       By:
                                          ---------------------------
                                       Name:    Gary Shapiro

                                       CO-TRUSTEE


                                       By:
                                          ---------------------------
                                       Name:  Edgar Otto


                                       CO-TRUSTEE


                                       By:
                                          ---------------------------
                                       Name:  Andrew Stidd

                  IN WITNESS WHEREOF, the parties hereto have executed this amendment as of the date first provided above.


                                       THE CHASE MANHATTAN BANK (USA)


                                       By:
                                          ---------------------------
                                       Name:
                                       Title:


                                       NATIONAL AUTO FINANCE COMPANY, L.P.


                                       By:  NATIONAL AUTO FINANCE CORPORATION,
                                            its general partner


                                       By:
                                          ---------------------------
                                       Name:
                                       Title:


                                       CO-TRUSTEE


                                       By:
                                          ---------------------------
                                       Name:      Gary Shapiro


                                       CO-TRUSTEE

                                       By:
                                          ---------------------------
                                       Name:       Edgar Otto

                                       CO-TRUSTEE

                                       By:
                                          ---------------------------
                                       Name:      Andrew Stidd

         The Depositor, as 99% beneficial owner of Funding Trust hereby consent to the attached amendment to the First Amended and Restated Trust Agreement.


                                       NATIONAL AUTO FINANCE COMPANY, L.P.


                                       By:  NATIONAL AUTO FINANCE CORPORATION,
                                                its General Partner

                                       By:
                                          ---------------------------
                                       Name:
                                       Title:

         National Chartered Auto Corporation, as 1 % beneficial owner of Funding Trust hereby consent to the attached amendment to the First Amended and Restated Trust Agreement.

                                       NATIONAL CHARTERED AUTO CORPORATION

                                       By:
                                          ---------------------------
                                       Name:
                                       Title: